P R O X Y    S T A T E M E N T



                                     1 9 9 8



                        Z A C H A R Y  B A N C S H A R E S, I N C.












                        ZACHARY BANCSHARES, INC.
                          4700 Main Street
                          Zachary, LA 70791
                           1-504-654-2701


                                 							March 17, 1998


Dear Shareholders:

 	 Your Board of Directors is pleased to invite you to attend the Annual Meet ing of Shareholders of Zachary Bancshares, Inc. on April 16, 1998 at 2:30
P.M.  The meeting will be held in the Bank of Zachary, Main Office Lobby at
4700 Main Street, Zachary, LA.

 	The Notice of Meeting, Proxy Statement and The Annual Report of the
Company for 1997 are enclosed.   The business of the meeting will be:  The
election of Company Directors and any other business that may properly come before the meeting.

 	 During the course of the meeting, Management will report on current acti vities of The Company and comment on future plans. Thank you for your in terest and consideration.


                                      							Sincerely,

                                      							Harry S. Morris, Jr.
                                      							President & CEO



                                    IMPORTANT
                  PLEASE SIGN AND RETURN YOUR PROXY IN THE ENCLOSED
                   ENVELOPE TO AUTHORIZE THE VOTING OF YOUR SHARES.



                         ZACHARY BANCSHARES, INC.
                           4700 Main Street
                           Zachary, LA 70791
                            1-504-654-2701



                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


 	 NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of ZACHARY BANCSHARES, INC., (herein referred to as "The Company") Zachary, Louisiana, will be held at 4700 Main Street, Zachary, LA on Thursday, April 16, 1998 at 2:30 P.M., for the following purposes:

  	To elect Directors.

  	To transact any other business that may properly come before the meeting.

  	Shareholders of record as of the close of business on March 09, 1998 will be entitled to receive notice of and to vote at this meeting. Each share holder will be entitled to one (1) vote for each share of stock outstanding as of the record date (March 09, 1998).

 	If you do not plan to be present at the meeting and wish to have your share or shares voted by an authorized agent, please date and sign the enclosed Proxy and return it in the self addressed envelope which we have enclosed for your convenience.  The Proxy is revocable and may be revoked by you prior to its exercise in writing.  If you elect to revoke your executed proxy, the revo cation may be delivered to Winston E. Canning, Secretary, 4700 Main Street,
(P. O. Box 497), Zachary, LA 70791-0497.  Your cooperation and confidence in
The Company's management is sincerely appreciated.


                            						BY ORDER OF THE BOARD OF DIRECTORS


                           					   		       Harry S. Morris, Jr.
		             				               President and Chief Executive Officer

Zachary, Louisiana
March 17, 1998





                              ZACHARY BANCSHARES, INC.

                                 PROXY STATEMENT

   	This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Zachary Bancshares, Inc. herein called
"The Company", for the Annual Meeting of the Shareholders which is to be held at 4700 Main Street, Zachary, Louisiana, at 2:30 P.M. on Thursday, April 16, 1998.

	The only shares that may be voted are the outstanding shares of common stock at the close of business on March  09, 1998, the record date of the meeting.
Each share is entitled to one vote.  Shares held in The Company's Treasury on that date cannot be voted.

	The Proxy which is being solicited by this statement on behalf of the Board of Directors may be revoked in writing prior to its exercise.

	The Board of Directors anticipates that these Proxy materials will be mailed to shareholders on or about March 17, 1998.

	Any shareholder proposals intended to be presented at the next annual meet ing (April 15, 1999) for inclusion in The Company's Proxy Statement and form of Proxy relating to that meeting must be submitted not later than December
09, 1997. All proposals shall be in writing and addressed to the Board of Directors, Zachary Bancshares, Inc., P. O. Box 497, Zachary, Louisiana
70791-0497.

	All costs of soliciting proxies, including the costs of preparing and mail ing this Proxy Statement, will be borne by The Company. It is anticipated that solicitations will be made only by mail; however, certain officers and employees of The Company, who will receive no additional compensation for their services, may solicit proxies by telephone, telegraph and personally.

	No Directors, nominees for election to the Board of Directors or Officers of
The Company has any substantial interest in any matter to be acted upon at this meeting other than the election to office.

   	ZACHARY BANCSHARES, INC. SHALL PROVIDE TO EACH SHAREHOLDER SOLICITED HERE BY, ON THE WRITTEN REQUEST OF ANY SUCH SHAREHOLDER, A COPY OF THE COMPANY'S ANNUAL REPORT OR FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO REQUIRED TO BE FILED WITH THE SECURITIES EXCHANGE COM
MISSION PURSUANT TO ITS REGULATIONS FOR THE COMPANY'S MOST RECENT FISCAL
YEAR.  ZACHARY BANCSHARES, INC. SHALL PROVIDE TO ANY INTERESTED PARTY A COPY
OF THE SUBSIDIARY'S CURRENT ANNUAL DISCLOSURE STATEMENT AS REQUIRED BY FEDERAL DEPOSIT INSURANCE CORPORATION REGULATION. THE ADDRESS TO WHICH WRITTEN RE
QUESTS MAY BE DIRECTED IS AS FOLLOWS:

                       Zachary Bancshares, Inc.
                        Post Office Box 497
                       Zachary, LA 70791-0497

                         MATTERS TO BE CONSIDERED

   	At the Annual Meeting of The Company's shareholders, the matters to be considered will include: The election of Company Directors and any other bus iness that may properly come before the meeting.

   	The Management of The Company knows of no other matters (other than the election of Directors) which may come before this meeting. However, if any such matters should properly come before this meeting, it is the intention of the person named in the enclosed Proxy to vote the Proxy in accordance with his best judgment.

   	The shares represented by the Proxy hereby solicited will be voted in accordance with the specifications made on the face of the Proxy. No Proxy shall confer authority to vote for the election of any person to any office for which a bonafide nominee is not named in this Proxy Statement, or to vote at any annual meeting other than the next annual meeting (or any adjournment thereof) to be held after the date on which this Proxy Statement and enclosed Proxy are first sent or given to shareholders. The matters brought to the shareholders require a simple majority vote for approval.

         VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

   	As of December 31, 1997, 216,000 shares of Zachary Bancshares, Inc. Common Stock were authorized and issued. These shares represent the only class of stock. Each share of stock is entitled to one (1) vote. The date of record for determining voting rights at the Shareholders' Meeting is March 09, 1998. The Company does not, as of March 09, 1998, have any principal shareholder(s) (an individual or entity who owns more than 5% of the out standing shares). Shares held in The Company's Treasury on March 09, 1998 cannot be voted.

                               EXECUTIVE OFFICERS

   	Director Morris and Director Canning serve The Company and Bank as Exe cutive Officers. Harry S. Morris, Jr. serves as Director and President and
CEO of The Company  and the Bank.    Winston E. Canning serves The Company as
a Director and Secretary and the Bank as a Director and Chief Lending Officer. Mark Thompson who served The Company as Treasurer and the Bank as Vice Presi dent and Cashier resigned both on August 29, 1997.

                               ELECTION OF DIRECTORS

   	The Articles of Incorporation of The Company provide that the number of directors will be set by the By-Laws which currently provide for a board of not less than five (5) nor more than thirty (30) persons. The By-Laws provi de for three classes of directors, each class serving a three year term.
Class I Directors will be elected at this meeting to serve until 2000 or until their successors are duly elected and have qualified.

   	It is the intention of the persons named in the accompanying Proxy to vote in favor of the election of director nominees named below. If any nomi nee becomes unavailable for any reason, the shares represented by the proxies will be voted for such person, if any, as may be designated by the Board of Directors. Management has no reason to believe that any nominee will be una vailable.

   	The information set forth below and on the following page as to age, prin cipal occupation or employment and amount and nature of beneficial ownership of common stock of The Company is furnished for each nominee for election and each director whose term as a director will continue after the meeting. Un less otherwise indicated, (1) all such nominees and directors have been with the same organization in essentially the same position as listed below for the past five years, and (2) such nominees and directors own, with sole voting and investment power, the shares listed. The year listed under the heading "First Elected Director" indicates the year in which the nominee or director was elected as a Bank of Zachary Director (which may be prior to the formation of The Company).

                                                         Shares      Percent
                         Principal Occupation   First  Beneficially     of
 Name                   Age   or Employment   Elected  Owned as of    Common
                 								                     Director Dec.31,1997    Stock

                  Class II  (DIRECTOR NOMINEES:  TERMS EXPIRE 2001)

	Russell Bankston*G^+       	69	Retired Judge   	1971    	3,030    	 1.56
	(1)

	Albert C. Mill, III, Ph.D.* 	54	 Portable
                                Embryonics,Inc. 	1986    	1,959     	1.00

                                                         Shares	    Percent
                        Principal Occupation  First    Beneficially     of
Name           Age       or Employment        Elected   Owned as of   Common
                  								                    Director  Dec.31,1997   Stock

                    CLASS III (Directors whose terms expire 1999)

	Harry S. Morris, Jr.*^ 52	President and Chief 	1974     	1,164      	 .60
	(1)                    		 Executive Officer
                           of Bank of Zachary

	Rodney  S. JohnsonG+ 	40 	Insurance Agent     	1991       	100        .05

                          Class I (Directors whose terms expire 2000)

Hardee M. Brian*G      71  Agribusiness        1982         840        .43

Winston E. Canning*^   53  Executive Vice
(1)                        President of Bank
                           of Zachary          1984        1,224       .63
Howard L. Martin,M.D.G^71  Surgeon             1974          567       .29

All directors and executive officers
as a group, 7 persons                                      8,884      4.56

G Member of Bank Audit Committee
* Member of Bank Finance Committee
+ Member of Bank Investment Advisory Committee
^ Member of Community Reinvestment Act Committee

(1) Shares beneficially owned by Mr. Bankston include 882 owned by his wife. Mr. Canning's beneficially owned shares include 270 shares which are in his children's names. Mr. Morris' beneficially owned shares include 114 shares which are in his children's names.

     During 1997, The Company's Board of Directors held a total of six meetings. The Board of Directors of The Company has no committees. The Bank's Board of Directors met twelve times during 1997. All Directors attended eighty-three percent or more of the aggregate number of meetings of the Board of Directors of The Company, the Bank, and Committee(s) of the Board of Driectors on which they served with the exception of A. C. Mills, III who attended sixth-two per cent of the Finance Committee meetings. Bank Directors were paid $300 per month board fee. Directors are allowed two paid absences annually. All Directors received a $1,000 retainer in 1997. The Board of Directors fo the Bank has a Finance Committee, Audit Committee, Investment Committee and Community Reinvest ment Act (CRA) Committee. The Finance Committee met forty-two times during 1997 to consider loan applications presented by the Bank's lending officers. Non-employee Finance Committee members receive $2,400 annually. The Audit Com mittee met once during 1997. Maximum compensation per Audit Committee member was $200 in 1997. The Investment Committee's responsibility is to provide guid ance in securities transactions. No compensation is provided for members of this Committee. The CRA Committee which provides direction and oversight to the applicable Federal Statutes met three times in 1997, and received no compen sation. The various Committee memberships are indicated in the preceding table.


                        STOCK OPTION - INCENTIVE PLANS


   	The company has no outstanding options, warrants or rights granted to any individual or entity.


                          TRANSACTIONS WITH MANAGEMENT

   	The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with directors and officers on the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others and, in the opinion of the Bank, not involving more than the normal risk of collectibility or presenting other unfavorable features.


                        EXECUTIVE COMPENSATION

     The fillowing table disclosed the compensation paid during the last three fiscal years, to The Company's Chief Executive Officer and its other executive officer.

Summary Compensation Table

                           Annual Compensation

Name & Principal      Year  Salary1   Bonus1   Other2      All3
   Position                                    Annual      Other
                                                Comp.      Comp.
Harry S. Morris, Jr   1997  $93,074   $5,758  $10,807    $ 4,750
President & CEO       1996   93,051    7,500   12,209     36,798
                      1995   96,120    7,500   10,089      4,750

Winston E. Canning    1997  $83,729   $5,230  $ 9,991    $ 4,750
Exec. Vice President  1996   85,327    7,500   11,751     34,309
                      1995   84,139    7,500    8,944      4,750

1Salary & Bonus -

  Mr. Morris' 1997 salary included $9,434.20 deferred compensation under Inter nal Revenue Code, Section 401(K), $2,962.51 automobile benefit and $1,526.62 disability insurance premium.

  Mr. Canning's 1997 salary included $6,150.34 deferred compensation under In ternal Revenue Code, Section 401(K), $775.27 automobile benefit, $777.60 Country Club benefit, and $1,711.29 disability insurance premium.

2Other Annual Compensation - Includes the following Bank Contributions to:

                                			1997          	1996	         1995
Mr. Morris'
401(K) Savings Plan	            	$ 3,302       	$ 4,245      	$ 3,484
Employee Profit Sharing Plan   		$ 7,505 	      $ 7,964	      $ 6,605

Mr. Canning's
401(K) Savings Plan	            	$ 3,075       	$ 4,172       	$ 3,079
Employee Profit Sharing Plan   		$ 6,916       	$ 7,339	       $ 5,865


3All Other Compensation - Includes the following:

                                			1997            	1996	         1995
Mr. Morris'
Director Compensation          		$ 4,600       	 $  4,600      	$ 4,600
Term Life Insurance	                	150             	150          	194
Accrued Leave Plan	                  -	            32,198           -

Mr. Canning's
Director Compensation          		$ 4,600       	 $  4,600      	$ 4,600
Term Life Insurance		                150             	150          	150
Accrued Leave Plan		               2,166	          29,559	          -



                           FINANCIAL STATEMENTS

   	The consolidated financial statements, management's discussion and analy sis of financial condition and results of operations included in Zachary Banc shares, Inc. Annual Report to shareholders for the year ended December 31, 1997 are incorporated herein by reference. A copy of such Annual Report is being mailed with this Proxy Statement to each shareholder of record for the Annual Meeting.

                         ACCOUNTING SERVICES

  	The independent public accounting firm retained by the Board of Directors is Hannis T. Bourgeois & Co., L.L.P.,(HTB) Certified Public Accountants. HTB has served as the Bank's principal accounting firm since 1976. It is expect ed that a representative of HTB will be present at the Shareholders' Meeting.

   	HTB performed audit services in 1997 including financial statement exam inations, consultations relevant to regulatory filings, and preparation of various Federal Tax filings. The accounting firm also performed professional services in 1997 as deemed necessary by the Audit Committee or Management.
It is expected that HTB will be retained as accountants for The Company for the year 1998 performing primarily the same services rendered in 1997.








____________________________________________________________

                        PLEASE SIGN

                        AND RETURN

                        YOUR PROXY

                       IMMEDIATELY


          IN THE ENCLOSED PRE-ADDRESSED POSTAGE PAID ENVELOPE


____________________________________________________________





                              PROXY

     (THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                OF
                      ZACHARY BANCSHARES, INC.)

    KNOW ALL PERSONS BY THESE PRESENT, that the undersigned hereby names, con stitutes and appoints Russell Bankston or Rodney S. Johnson, with full power of subsitution, as attorney and proxy to appear and vote all of the shares of stock outstanding in my name at the Annual Meeting of the Shareholders of Zachary Bancshares, Inc. to be held at 4700 Main Street, Zachary, Louisiana on Thursday, April 17, 1998, at 2:30 P.M., and at any and all adjournments thereof; and the undersigned hereby revokes any and all previously executed proxies.

     The undersigned hereby instructs the said attorney and proxy to vote said shares as follows:

     To vote FOR the nominations and election to the Board of Directors nominees named in the Proxy Statement dated March 17, 1998, accompanying the Notice of said meeting and this Proxy namely:

                                         Class I Directors
                                         (Term expires 2001)

Authority     Authority     Abstain     Russell Bankston
Granted       Withheld                  Albert C. Mills, III, Ph.D.

ANY SHAREHOLDER MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE BY LINING THROUGH OR OTHERWISE STRIKING OUT THE NAME OF ANY NOMINEE.

ANY PROXY WHICH IS EXECUTED BY THE SHAREHOLDER IN SUCH A MANNER AS NOT TO WITHHOLD AUTHORITY, TO VOTE FOR, OR ABSTENTION SHALL BE DEEMED TO GRANT SUCH AUTHORITY.

   To transact any other business that may properly come before the meeting.

   The Board of Directors of Zachary Bancshares, Inc. does not know, as of the time this Proxy is solicited, of any other matters which may be presented at the meeting; however, if any such other matters should come before the meet ing, IT IS THE INTENTION OF THE PERSON NAMED IN THIS PROXY TO VOTE THE PROXY IN ACCORDANCE WITH HIS BEST JUDGMENT, UNLESS SUCH AUTHORITY IS WITHHELD.

   The undersigned hereby acknowledges receiptof the Proxy Statement submitted with this Proxy by the Board of Directors of Zachary Bancshares, Inc. dated March 17, 1997, and acknowledges that, unless authority is withheld or unless the contrary is so specified above, the said attorney and proxy shall vote the shares represented by this Proxy FOR, the nomination and election to the Board of Directors as named above; and in his discretion in accordance with his best judgment with respect to any other matters presented at the meeting.

                                  Dated and signed, on this________,1998

                                             __________________________
                                             (Signature of Shareholder)

                   PLEASE SIGN AND RETURN YOUR PROXY IMMEDIATELY
                  IN THE ENCLOSED PRE-ADDRESSED STAMPED ENVELOPE